                                                                 EXHIBIT (a)(10)

                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.

                             ARTICLES SUPPLEMENTARY

     AMERICAN CENTURY  QUANTITATIVE  EQUITY FUNDS, INC., a Maryland  corporation
whose  principal  Maryland  office  is  located  in  Baltimore,   Maryland  (the
"Corporation"),  hereby  certifies to the State  Department of  Assessments  and
Taxation of Maryland that:

     FIRST:  The  Corporation  is  registered  as an open-end  company under the
Investment Company Act of 1940.

     SECOND: Pursuant to authority expressly vested in the Board of Directors by
Article  FIFTH and  Article  SEVENTH of the  Articles  of  Incorporation  of the
Corporation,  the Board of Directors of the Corporation has (i) duly established new  classes of shares for  several  of the series of the  capital  stock of the
Corporation,  (ii)  established  two new series of shares  titled  Equity Growth
130/30 Fund and Disciplined Growth 130/30 Fund and (iii) increased in some cases and  decreased  in some cases the  number of shares of capital  stock of certain series that the  Corporation  has authority to issue in accordance  with Section
2-105(c) of the Maryland General Corporation Law (the "Reallocation").

     THIRD:  Immediately  prior  to the  Reallocation  the  Corporation  had the authority  to issue  Three  Billion  (3,000,000,000)  shares of  capital  stock.
Following the  Reallocation,  the  Corporation  has the authority to issue Three
Billion (3,000,000,000) shares of capital stock.

     FOURTH:  The par value of shares of the Corporation's  capital stock before the Reallocation was, and after the Reallocation is, One Cent ($0.01) per share.

     FIFTH:  Immediately prior to the  Reallocation,  the aggregate par value of all  shares of stock that the  Corporation  was  authorized  to issue was Thirty
Million  Dollars  ($30,000,000).  After giving effect to the  Reallocation,  the aggregate par value of all shares of stock that the Corporation is authorized to issue is Thirty Million Dollars ($30,000,000).

     SIXTH:  Immediately  prior to the  Reallocation,  the twelve (12) Series of stock of the  Corporation  and the number of shares and  aggregate  par value of each was as follows:

SERIES                               NUMBER OF SHARES        AGGREGATE PAR VALUE
------                               ----------------        -------------------

Global Gold Fund                        260,000,000              $ 2,600,000
Income & Growth Fund                    680,000,000              $ 6,800,000
Equity Growth Fund                      470,000,000              $ 4,700,000
Utilities Fund                          110,000,000              $ 1,100,000
Disciplined Growth Fund                 130,000,000              $ 1,300,000
Long-Short Equity Fund                  200,000,000              $ 2,000,000
Small Company Fund                      810,000,000              $ 8,100,000
NT Equity Growth Fund                    50,000,000              $   500,000
NT Small Company Fund                    50,000,000              $   500,000
International Core Equity Fund          190,000,000              $ 1,900,000
Core Equity Fund                         25,000,000              $   250,000
Large Cap Growth Fund                    25,000,000              $   250,000

The par  value of each  share of stock in each  Series is One Cent  ($0.01)  per share.

     SEVENTH:  Immediately  prior to the  Reallocation,  the  number  of  shares allocated  among  the duly  established  classes  of  shares  (each  hereinafter referred  to as a "Class")  of the ten (10)  Series of stock and  aggregate  par value of each class was as follows:

                                                NUMBER OF SHARES       AGGREGATE
SERIES NAME                     CLASS NAME         AS ALLOCATED        PAR VALUE
-----------                     ----------       ---------------       ---------

Global Gold Fund                Investor             250,000,000      $2,500,000
                                Advisor               10,000,000         100,000
Income & Growth Fund            Investor             400,000,000      $4,000,000
                                Institutional         60,000,000         600,000
                                Advisor              200,000,000       2,000,000
                                C                     10,000,000         100,000
                                R                     10,000,000         100,000
Equity Growth Fund              Investor             300,000,000      $3,000,000
                                Institutional        100,000,000       1,000,000
                                Advisor               50,000,000         500,000
                                C                     10,000,000         100,000
                                R                     10,000,000         100,000
Utilities Fund                  Investor             100,000,000      $1,000,000
                                Advisor               10,000,000         100,000
Disciplined Growth Fund         Investor             100,000,000      $1,000,000
                                Institutional         10,000,000         100,000
                                Advisor               10,000,000         100,000
                                R                     10,000,000         100,000
Long-Short Equity Fund          Investor             100,000,000      $1,000,000
                                Institutional         50,000,000         500,000
                                R                     10,000,000         100,000
                                A                     20,000,000         200,000
                                B                     10,000,000         100,000
                                C                     10,000,000         100,000
Small Company Fund              Investor             400,000,000      $4,000,000
                                Institutional        200,000,000       2,000,000
                                Advisor              200,000,000       2,000,000
                                R                     10,000,000         100,000
NT Equity Growth Fund           Institutional         50,000,000        $500,000
NT Small Company Fund           Institutional         50,000,000        $500,000
International Core Equity Fund  Investor             100,000,000      $1,000,000
                                Institutional         50,000,000         500,000
                                A                     10,000,000         100,000
                                B                     10,000,000         100,000
                                C                     10,000,000         100,000
                                R                     10,000,000         100,000
Core Equity Fund                Investor              25,000,000        $250,000
Quantitative Equity Fund        Investor              25,000,000        $250,000

                                       2

     EIGHTH: Pursuant to authority expressly vested in the Board of Directors by
Article  FIFTH and  Article  SEVENTH of the  Articles  of  Incorporation  of the
Corporation,  the Board of  Directors of the  Corporation  has  allocated  Three
Billion  (3,000,000,000)  shares of the Three Billion  (3,000,000,000) shares of authorized  capital stock of the  Corporation  among the fourteen (14) Series of stock of the Corporation as follows:

SERIES                               NUMBER OF SHARES      AGGREGATE PAR VALUE
------                               ----------------      -------------------

Global Gold Fund                         260,000,000             $ 2,600,000
Income & Growth Fund                     480,000,000         $     4,800,000
Equity Growth Fund                       470,000,000             $ 4,700,000
Utilities Fund                           110,000,000             $ 1,100,000
Disciplined Growth Fund                  130,000,000             $ 1,300,000
Long-Short Equity Fund                   200,000,000             $ 2,000,000
Small Company Fund                       610,000,000             $ 6,100,000
NT Equity Growth Fund                     50,000,000             $   500,000
NT Small Company Fund                     50,000,000             $   500,000
International Core Equity Fund           190,000,000             $ 1,900,000
Equity Growth 130/30 Fund                200,000,000             $ 2,000,000
Disciplined Growth 130/30 Fund           200,000,000             $ 2,000,000
Core Equity Fund                          25,000,000             $   250,000
Large Cap Growth Fund                     25,000,000             $   250,000

     NINTH:  Pursuant to authority expressly vested in the Board of Directors by
Article FIFTH and Article SEVENTH of the Articles of Incorporation, the Board of
Directors of the Corporation (a) has duly established Classes for each Series of the capital stock of the Corporation and (b) has allocated shares  designated to each Series in Article EIGHTH above among the Classes of shares.  As a result of the Reallocation,  the Classes of shares of the fourteen (14) Series of stock of the  Corporation  and the number of shares and aggregate par value of each is as follows:

                                                NUMBER OF SHARES       AGGREGATE
SERIES NAME                     CLASS NAME         AS ALLOCATED        PAR VALUE
-----------                     ----------      ----------------       ---------

Global Gold Fund                Investor             200,000,000      $2,000,000
                                A                     20,000,000         200,000
                                Institutional         10,000,000         100,000
                                B                     10,000,000         100,000
                                C                     10,000,000         100,000
                                R                     10,000,000         100,000
Income & Growth Fund            Investor             300,000,000      $3,000,000
                                Institutional         50,000,000         500,000
                                A                    100,000,000       1,000,000
                                C                     10,000,000         100,000
                                R                     10,000,000         100,000
                                B                     10,000,000         100,000

                                       3

                                                NUMBER OF SHARES       AGGREGATE
SERIES NAME                     CLASS NAME         AS ALLOCATED        PAR VALUE
-----------                     ----------      ----------------       ---------

Equity Growth Fund              Investor             300,000,000      $3,000,000
                                Institutional         90,000,000         900,000
                                A                     50,000,000         500,000
                                C                     10,000,000         100,000
                                R                     10,000,000         100,000
                                B                     10,000,000         100,000
Utilities Fund                  Investor             100,000,000      $1,000,000
                                Advisor               10,000,000         100,000
Disciplined Growth Fund         Investor              80,000,000        $800,000
                                Institutional         10,000,000         100,000
                                A                     10,000,000         100,000
                                R                     10,000,000         100,000
                                B                     10,000,000         100,000
                                C                     10,000,000         100,000
Long-Short Equity Fund          Investor              50,000,000        $500,000
                                Institutional         50,000,000         500,000
                                R                     10,000,000         100,000
                                A                     70,000,000         700,000
                                B                     10,000,000         100,000
                                C                     10,000,000         100,000
Small Company Fund              Investor             300,000,000      $3,000,000
                                Institutional        150,000,000       1,500,000
                                Advisor              150,000,000       1,500,000
                                R                     10,000,000         100,000
NT Equity Growth Fund           Institutional         50,000,000        $500,000
NT Small Company Fund           Institutional         50,000,000        $500,000
International Core Equity Fund  Investor             100,000,000      $1,000,000
                                Institutional         50,000,000         500,000
                                A                     10,000,000         100,000
                                B                     10,000,000         100,000
                                C                     10,000,000         100,000
                                R                     10,000,000         100,000
Equity Growth 130/30 Fund       Investor              50,000,000        $500,000
                                Institutional         50,000,000         500,000
                                R                     10,000,000         100,000
                                A                     70,000,000         700,000
                                B                     10,000,000         100,000
                                C                     10,000,000         100,000
Disciplined Growth 130/30 Fund  Investor              50,000,000        $500,000
                                Institutional         50,000,000         500,000
                                R                     10,000,000         100,000
                                A                     70,000,000         700,000
                                B                     10,000,000         100,000
                                C                     10,000,000         100,000
Core Equity Fund                Investor              25,000,000        $250,000
Quantitative Equity Fund        Investor              25,000,000        $250,000

                                       4

     TENTH:  Except as  otherwise  provided by the express  provisions  of these
Articles  Supplementary,  nothing herein shall limit, by inference or otherwise, the  discretionary  right of the Board of  Directors to  serialize,  classify or reclassify and issue any unissued  shares of any Series or Class or any unissued shares that have not been  allocated  to a Series or Class,  and to fix or alter all terms thereof,  to the full extent provided by the Articles of Incorporation of the Corporation.

     ELEVENTH: A description of the Series and Classes of shares,  including the
preferences,   conversion  and  other  rights,   voting  powers,   restrictions,
limitations  as to  dividends,  qualifications,  and  terms and  conditions  for redemption is set forth in the Articles of  Incorporation of the Corporation and
is not  changed by these  Articles  Supplementary,  except  with  respect to the creation and/or designation of the various Series.

     TWELFTH: The Board of Directors of the Corporation duly adopted resolutions dividing into Series and Classes the authorized capital stock of the Corporation and allocating shares to each as set forth in these Articles Supplementary.

     IN WITNESS WHEREOF,  AMERICAN CENTURY  QUANTITATIVE  EQUITY FUNDS, INC. has
caused these Articles  Supplementary  to be signed and  acknowledged in its name and on its  behalf  by its  Vice  President  and  attested  to by its  Assistant
Secretary on this 10th day of September, 2007.

                                       AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
ATTEST:

/s/ Otis H. Cowan III                  By:    /s/ David H. Reinmiller
-------------------------------               -------------------------------
Name:  Otis H. Cowan III                      Name:   David H. Reinmiller
Title: Assistant Secretary                    Title:  Vice President

     THE  UNDERSIGNED  Vice President of AMERICAN  CENTURY  QUANTITATIVE  EQUITY
FUNDS,  INC., who executed on behalf of said Corporation the foregoing  Articles
Supplementary to the Charter,  of which this certificate is made a part,  hereby acknowledges,  in the name of and on behalf of said  Corporation,  the foregoing
Articles  Supplementary  to  the  Charter  to  be  the  corporate  act  of  said
Corporation,  and  further  certifies  that,  to  the  best  of  his  knowledge, information and belief,  the matters and facts set forth therein with respect to the approval  thereof are true in all material  respects  under the penalties of perjury.

Dated:  September 10, 2007                /s/ David H. Reinmiller
                                          --------------------------------------
                                          David H. Reinmiller, Vice President

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